EXHIBIT 23
                                                                      ----------




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-46936 of Direct Focus, Inc. on Form S-8 of our report dated June 13, 2001, appearing in this Annual Report on Form 11-K of the Direct Focus, Inc. 401(k) Savings Plan for the year ended December 31, 2000.





DELOITTE & TOUCHE LLP

Portland, Oregon
June 26, 2001